Exhibit 99.1

Houston American Energy Corp. Announces Results of Special Meeting of Stockholders

HOUSTON, TX, April 28, 2025 – Houston American Energy Corp. (NYSE American: HUSA) (“HUSA” or the “Company”), today announced the results of the Company’s special meeting of stockholders (the “Meeting”) held virtually on April 24, 2025.

At the Meeting, all of the matters put forward before the Company’s stockholders for consideration and approval, as set out in the Company’s definitive proxy statement dated April 11, 2025, were approved by the requisite number of votes cast at the meeting.

Of most importance, the HUSA shareholders approved the Company’s proposed acquisition of Abundia Global Impact Group (AGIG) with over 90% of shareholders’ votes cast supporting HUSA’s plan to acquire AGIG, a company specializing in converting waste into high value fuels and chemicals. The acquisition supports HUSA’s strategy to diversify its portfolio, expand its global footprint and execute its strategy aimed at driving shareholder value through innovation in the renewable energy sector.

HUSA and AGIG will continue developing a structured integration and execution plan, with additional updates to come as the acquisition advances toward closing. HUSA currently anticipates closing on the AGIG acquisition by the end of second quarter of 2025.

“The AGIG acquisition aligns with our strategy to position HUSA into the multi-billion-dollar renewable energy market” said Peter Longo, CEO of HUSA. AGIG has developed a commercially ready project for converting waste into valuable fuels and chemicals, and this transaction gives HUSA stockholders a ready-made platform and project pipeline for future value generation. We are witnessing the growing momentum of the fuel and chemical industry’s transformation into alternative solutions like recycled chemical alternatives and the highly publicized sustainable aviation fuel market.”

About HUSA

HUSA is an independent oil and gas company focused on the development, exploration, acquisition, and production of natural gas and crude oil properties. Our principal properties, and operations, are in the U.S. Permian Basin. Additionally, we have properties in the Louisiana U.S. Gulf Coast region. For more information, please visit: https://houstonamerican.com/.

About Abundia Global Impact Group

AGIG’s mission is to transition the world into a decarbonized future through the deployment of its technologies, which convert plastic and certified biomass waste into high-quality renewable fuels, energy, and chemical products, providing sustainable solutions that meet the growing demand within established global markets, thus facilitating the transition into a decarbonized future. AGIG is preparing to build its first advanced plastic recycling facility in Cedar Port, Texas. The facility represents the first phase of a structured, capital-efficient growth plan aimed at scaling and deploying AGIG’s technologies for producing renewable fuels and chemicals from waste.

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release includes, but not limited to, statements regarding HUSA’s expected financial condition and performance, the current and projected market, and growth opportunities for the company.

With respect to the forward-looking information contained in this news release, the Company has made numerous assumptions. While the Company considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Additionally, there are known and unknown risk factors which could cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing our business is disclosed in our Annual Report on Form 10-K and other filings with the SEC on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and the Company disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.

For additional information, view the company’s website at www.houstonamerican.com or contact Houston American Energy Corp. at (713) 222-6966.